UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2009

SARA CREEK GOLD CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52892

Nevada	98-0511130
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5348 Vegas Drive, #236
Las Vegas, NV  89108
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  702-952-9677

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 30, 2009, Sara Creek Gold Corp. (the “Company”) and Orion Resources, N.V. (“Orion”), a Suriname corporation, entered into a Share Acquisition and Investment Agreement (the “Investment Agreement”) whereby the Company agreed to acquire one (1) share in the capital of Orion, which will represent 50% of Orion’s issued and outstanding capital, for a purchase price of $2,000,000.  At closing, Mr. Jean Pomerleau is to be appointed as a director of Orion.  The Investment Agreement was scheduled to close on November 15, 2009 or such other date as agreed to by the Company and Orion.

Orion is a resource company with a 100% interest in and to a resource property consisting of two exploration concessions consisting of 56,920 hectares (the “Property”), located in east central Suriname, in the districts of Brokopondo and Sipalilwini.

The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the Investment Agreement, which was attached as Exhibit 10.1 to the Company’s Form 8-K filed on October 7, 2009, and which is incorporated herein by reference.

Since the closing of the Investment Agreement was not going to occur on or before November 15, 2009, the Company and Orion entered into a Share Purchase Extension Agreement dated November 15, 2009 (the “Extension Agreement”) whereby the closing date of the Investment Agreement has been extended to December 31, 2009, or such other date as agreed to by the Company and Orion.

The foregoing description of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Extension Agreement, which is attached hereto as Exhibit 10.3 and which is incorporated herein by reference.

In addition, on October 5, 2009, the Company and Kapelka Exploration Inc. (“Kapelka”), an Alberta corporation, entered into a Share Purchase Option Agreement (the “Option Agreement”) whereby Kapelka granted the Company the exclusive right and option to purchase the one share of Orion currently registered to Kapelka (the “Share”), which as of the date of the Option Agreement represented 100% of Orion’s issued and outstanding capital.

The foregoing description of the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Option Agreement, which was attached as Exhibit 10.2 to the Company’s Form 8-K filed on October 7, 2009, and which is incorporated herein by reference.

On November 15, 2009, the Company and Kapelka entered into a Share Purchase Option Amending Agreement (the “Amendment Agreement”) whereby the parties agreed to amend the Option Agreement such that the expenditures on exploration by the Company are to start on January 6, 2010 instead of November 15, 2009.  Section 2.2(a) of the Option Agreement is amended as follows:

“In order to exercise the Option and to acquire the Share, Sara Creek shall, by or before September 30, 2011:

(a)
paying a total of US$6,500,000 for expenditures associated with the exploration and development of the Property (the “Capital Expenditures”), which Capital Expenditures may be made by the Company in such increments as it in its sole discretion determines (so long as the aggregate amount of such Capital Expenditure is made by or before September 30, 2011, and that a minimum amount of $250,000 per month is paid towards the Capital Expenditures commencing on or before January 6, 2010); and”

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, which is attached hereto as Exhibit 10.4 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.      Description of Exhibit

10.1(1)	Share Acquisition and Investment Agreement between Sara Creek Gold Corp. and Orion Resources, N.V., dated September 30, 2009.

10.2(1)	Share Purchase Option Agreement between Sara Creek Gold Corp. and Kapelka Exploration Inc., dated October 5, 2009.

10.3	Share Purchase Extension Agreement between Sara Creek Gold Corp. and Orion Resources, N.V., dated November 15, 2009.

10.4	Share Purchase Option Amending Agreement between Sara Creek Gold Corp. and Kapelka Exploration Inc., dated November 15, 2009.

Notes:
(1)	Previously filed as an exhibit to the Company’s Form 8-K filed with the SEC via EDGAR on October 7, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 19, 2009

SARA CREEK GOLD CORP.

By:	/s/ Jean Pomerleau
Name:	Jean Pomerleau
Title:	President and Director